UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2024

UNITED STATES ANTIMONY CORPORATION
(Exact name of registrant as specified in its charter)

Montana	001-08675	81-0305822
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 643, Thompson Falls, MT 59873

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (406) 827-3523

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	UAMY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 17, 2024, the Board of Directors (the “Board”) of United States Antimony Corporation (the “Company”) approved the First Restated Bylaws of the Company (the “Bylaws”), which became effective immediately. As part of the Board’s corporate governance policy review and updating process, it adopted amendments to the existing Bylaws that make technical, administrative, modernizing or clarifying changes, including elimination of certain obsolete provisions that are no longer operative. Among other things, the Bylaws make the following changes:

•	Additional detail regarding policies and procedures for calling and administering meetings of the Company’s shareholders;
•	Providing that a special meeting of the Company’s shareholders may be called by shareholders representing at least 25% of the voting power of the stock entitled to vote on the matter or matters to be brought before the proposed special meeting (previously a majority of all capital stock outstanding);
•	Elimination of cumulative voting provisions not consistent with the Montana Business Corporation Act;
•	Additional detail regarding policies and procedures for calling and administering meetings of the Board;
•	Permitting removal, with or without cause, of any director by a plurality of votes present at any meeting at which a quorum is present (previously a majority of all capital stock outstanding);
•	Elimination of a provision permitting removal of a director by the Board for being absent from two or more meetings of the Board;
•	Additional detail regarding the terms and procedures related to indemnification of directors and officers;
•	Elimination of prescribed emergency preparedness practices and procedures; and
•	Permitting the Board to determine the fiscal year of the Company (previously prescribed to calendar-year).

The foregoing description of the Bylaws does not purport to be complete and is qualified entirely by reference to the full text of the Bylaws, which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	First Restated Bylaws of United States Antimony Corporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION

Dated: May 20, 2024	By:	/s/ Richard R. Isaak
Richard R. Isaak
SVP, Chief Financial Officer

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